                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2003

                          ATLAS PIPELINE PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)



     Delaware                       1-14998                    23-3011077
------------------             -----------------          --------------------
(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)             Identification No.)


                    311 Rouser Road, Moon Township, PA 15108
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (412) 262-2830

ITEM 5.  OTHER EVENTS AND REGULATIONS FD DISCLOSURE

Atlas Pipeline Partners, L.P. announced that George C. Beyer, Jr. resigned effective on June 18, 2003 from the Managing Board of Atlas Pipeline Partners GP, LLC, its general partner, after serving for three years. Mr. Beyer, Chairman of the Board of the Valley Forge Financial Group, Inc., cited reasons of health for his resignation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLAS PIPELINE PARTNERS, L.P.





                                        By:  Atlas Pipeline Partners GP, LLC

                                        By:  Michael L. Staines
                                           ------------------------------------
                                             Michael L. Staines, President
                                             Atlas Pipeline Partners GP, LLC



Date: June 20, 2003